UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

STERLING INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0777

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value per share	STRL	The NASDAQ Stock Market LLC
(Title of Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 17, 2025, Sterling Infrastructure, Inc. (the “Company”) issued a press release announcing the execution on June 16, 2025 of an Asset Purchase Agreement (the “Purchase Agreement”) by the Company and CEC Facilities, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Purchaser”), CEC Facilities Group, LLC, a Texas limited liability company (the “Seller”), MCEC, LLC, a Texas limited liability company and wholly-owned subsidiary of the Seller (“MCEC” and together with the Seller, the “Sellers” or the “Seller Parties”), CEC Electrical, Inc., a Texas corporation, in its capacity as a member of Seller (“CEC Electrical”), Brad Smith, an individual resident of the state of Texas, and Daniel Williams, an individual resident of the state of Texas, each in his capacity as a member of Seller (collectively and together with CEC Electrical, the “Members”), and Ray Waddell, an individual resident of the state of Texas (the “Beneficial Owner” and together with the Seller Parties and the Members, the “Seller Group Members”). Subject to the terms and conditions of the Purchase Agreement, Purchaser will acquire substantially all of the assets and will assume certain liabilities of the Seller Parties (the “Acquisition”).

Additionally, the Company is also furnishing presentation materials regarding the Acquisition that will be used, in whole or in part, at a presentation to investors on June 17, 2025.

The information required by Item 1.01, including a copy of the Purchase Agreement, will be filed in a separate Current Report on Form 8-K by no later than close of business on June 23, 2025.

Copies of the press release and investor presentation are being furnished with this Report as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Exchange Act or the Securities Act other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Cautionary Statement Regarding Forward-Looking Statements

This Report contains statements that are considered forward-looking statements within the meaning of the federal securities laws. Any such statements are subject to risks and uncertainties, including those risks identified in the Company’s filings with the U.S. Securities and Exchange Commission. Accordingly, such statements should be considered in light of these risks. The forward-looking statements speak only as of the date made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in the Company’s assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to the Company or persons acting on its behalf.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated June 17, 2025

99.2	Investor Presentation Materials, dated June 17, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING INFRASTRUCTURE, INC.

Date: June 17, 2025	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Chief Financial Officer